SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2010

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Indemnification Agreements

On February 11, 2010, Charter Communications, Inc. (the "Company"), the indirect parent company of CCO Holdings, LLC and CCO Holdings Capital Corp., entered into revised Indemnification Agreements (the "Indemnification Agreements") with certain officers of the Company, including all the Named Executive Officers, Messrs. Smit, Lovett and Fawaz  and Ms. Schmitz.  The Indemnification Agreements, which were approved by the Company's Board of Directors following the Company's emergence from bankruptcy on November 30, 2009, provide that the Company shall indemnify the contracting individuals in performance of their duties as officers and employees of the Company, to the fullest extent permissible under the General Corporation Law of the State of Delaware.  The revised agreement includes a guaranty of the payment and performance of the Indemnification Agreements by one of the Company's indirect subsidiaries, CCH II, LLC.  See the form of Indemnification Agreement for further information, attached hereto as Exhibit 10.1.

ITEM 8.01. OTHER EVENTS.

Exchange of Holdco Units

As previously disclosed, the Company entered into an exchange agreement (the “Exchange Agreement”), with Charter Investment, Inc. (“CII”), Paul G. Allen (“Mr. Allen”) and Charter Communications Holding Company, LLC (“Charter Holdco”) on November 30, 2009, pursuant to which Mr. Allen and certain persons and entities affiliated with Mr. Allen, had certain rights and options, including, without limitation, at any time and from time to time on or before November 30, 2014, to exchange all or any portion of their membership units in Charter Holdco (the “Holdco Units”) for $1,000 in cash and up to approximately 1.1 million shares of the Company’s Class A common stock in a taxable transaction.

As of November 30, 2009, there was an aggregate of 100 Holdco Units outstanding, of which 99 were held by the Company and one (1) was held by CII.  As permitted by the Exchange Agreement, on December 28, 2009, CII exchanged 81% of its one (1) Holdco Unit for 907,698 shares of the Company’s Class A common stock and $1,000 in cash.  On February 8, 2010, the remaining 0.19 Holdco Unit was exchanged by Mr. Allen for an additional 212,923 shares of the Company’s Class A common stock.  As part of the exchange, CII merged with a subsidiary of the Company, became a wholly-owned subsidiary of the Company and continued to hold the 0.19 Holdco Unit.  As a result of this transaction, Charter Holdco is now an indirect, wholly-owned subsidiary of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed pursuant to Item 5.02:

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on February 12, 2010 (File No. 001-33664)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

       CCO HOLDINGS, LLC
       Registrant
       By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: February 12, 2010

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

          CCO HOLDINGS CAPITAL CORP.
              Registrant

Dated: February 12, 2010

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on February 12, 2010 (File No. 001-33664)).